Putnam
High Income
Opportunities
Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-29-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In the first months of 2004, we have continued to see the same positive conditions in financial markets that arose during the recovery of 2003. The U.S. economy and corporate profits are growing impressively based on a solid foundation of rising productivity, low inflation, and low interest rates. With both consumer spending and business capital investment contributing to the expansion, the economy also shows greater equilibrium than has been the case in recent years. These favorable economic conditions have contributed to strong returns in both the stock and bond markets over the reporting period.

Experience teaches us that a run of good news like this does not give reason to be complacent. Rather, in such an environment, active research plays an even more important role in evaluating potential risks. Uncertainties include the possibilities of a rise in interest rates and the adverse effects of a weaker U.S. dollar. Putnam's investment management teams are focused on analyzing these and similar issues. They are also working to identify new opportunities, which may be less abundant than they were in last year's broad rally.

The fund's fiscal year occurred during a highly favorable period for both convertible and high-yield bonds. Because of the stock market's strong performance during 2003, the fund's convertible bond holdings had especially robust returns -- returns that we consider unlikely to recur over the near term. Relative to its Lipper peer group, which consists primarily of convertible bond funds, the fund was held back somewhat by its allocation to high-yield bonds, which, despite a strong showing, underperformed convertible bonds. Nevertheless, we believe this diversification is advantageous for shareholders over the long term, as it is designed to reduce volatility.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 21, 2004



Report from Fund Management

Fund highlights

 * During its fiscal year ending February 29, 2004, Putnam High Income Opportunities Trust had total returns of 32.34% at net asset value (NAV) and 26.26% at market price.

 * Based on results at NAV, the fund outperformed both of its benchmarks due to strong security selection in the convertible portion of the portfolio. The Merrill Lynch All-Convertible Index, the primary benchmark, returned 27.20%; the JP Morgan Chase Global High Yield Index, the secondary benchmark, returned 24.82%.

 * The fund underperformed the average return of 37.28% for the Lipper Convertible Securities Funds (closed-end) category, primarily because of differences in allocation. Comparisons in this category can be problematic, however, because it consists of a relatively small number of funds.

 * The fund's dividend increased to $0.113 per share in June 2003. See page 6 for more information.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

The fund's fiscal year occurred during a period of extraordinarily favorable circumstances for both the convertible and high-yield corporate bond markets. The stock market's rally helped boost convertible securities, which are tied to the prices of their underlying stocks. Default rates continued to decline, credit quality has improved, and investor demand for convertible and high-yield bonds was strong. Strong security selection and fundamental research in the convertible portion of the fund helped it outperform its benchmark indexes. The fund's high-yield holdings also delivered solid returns but underperformed convertibles. Thus, the fund's two-part structure, which we believe is an effective long-term strategy, contributed to its underperformance of its all-convertible Lipper category. We believe the slightly lower return at market price may reflect investor concerns that the stronger-than-normal performance in both markets over the past 18 months may have peaked. (Market price returns reflect changes in demand.)

FUND PROFILE

Putnam High Income Opportunities Trust seeks to provide current income and capital appreciation by investing in a diversified portfolio of lower-grade and nonrated convertible securities and high-yield securities. The fund may be suitable for investors seeking high current income in exchange for higher risk.



Market overview

Since convertible securities are tied to the equity markets by their ability to convert to the underlying common stocks of their issuing companies, the stock market is an important driver of convertible bond performance. High-yield bonds can also benefit from an improving stock market, because rising equity valuations help improve debt/equity ratios in corporate balance sheets.

Shortly after the fund's fiscal year began, investors changed their focus from the hostilities in Iraq to the recovering U.S. economy. As the period progressed, key economic indicators such as productivity, manufacturing growth, capital spending, and consumer confidence became increasingly positive while inflation remained in check. These favorable economic reports helped propel the stock market higher, bolstering the returns of your fund's convertible holdings. Moreover, the more volatile sectors in the stock market, including technology and telecommunications, saw the strongest performance.

The best-performing convertibles were those securities whose underlying equities had significant price declines (known as "busted convertibles") during the market correction and then recovered strongly in 2003, driven by dramatic improvements in either management, financial results, or both.

As news about the economy grew more positive, the narrowing of credit yield spreads (the difference in yield between high-rated and low-rated bonds) continued to indicate that investors seeking higher yields were becoming more willing to take on credit risk. The fact that short-term interest rates have been at historically low levels provided investors with more incentive to seek higher yields.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 2/29/04
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Merrill Lynch All-Convertible Index (convertible securities)           27.20%
------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       24.82%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.54%
------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)               10.82%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     38.52%
------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             64.41%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 53.58%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 2/29/04.
------------------------------------------------------------------------------



Strategy overview

While most of the fund's convertible holdings appreciated during the fund's fiscal year, those convertible securities with higher equity sensitivity -- i.e., those that generally perform better when the prices of the underlying stocks appreciate (and worse when the stocks decline) -- had the strongest performance. We continued to focus primarily on "busted convertibles," which are securities that have seen large price declines in both the convertible bond and the underlying stock price. During the first half of the period, many of the fund's best-performing busted convertible holdings were in the technology and telecommunications sectors. A large number of these securities were converted to stock at attractive prices or sold at a significant profit during the second half, which was beneficial for the fund's performance.

We also increased the number of "mandatory" convertibles in the fund. Unlike a traditional convertible, which converts to the underlying stock only if the stock reaches a certain price, mandatory convertibles automatically convert to the underlying stock after a specified period of time. As a result, these securities are more sensitive to the stock market's performance than traditional convertibles, and, because of the strong stock market in 2003, the fund's higher allocation to mandatory convertibles was beneficial for performance.

In the high-yield portion of the fund, we maintained diversity across industry sectors and holdings, which proved beneficial when the market became more volatile during the summer months. As yields have continued to decline throughout the market, we focused on selectively adding lower-rated, higher-yielding bonds to the portfolio.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                              as of 8/31/03      as of 2/29/04

Convertible securities             48.1%              49.4%

Corporate bonds and notes          45.1%              41.9%

Short-term investments              4.1%               6.1%

Common stocks                       2.0%               1.8%

Preferred stocks                    0.3%               0.4%

Other                               0.4%               0.4%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of market value.
Holdings will vary over time.



How fund holdings affected performance

During the past year, we continued to focus on busted convertibles. We felt fortunate to acquire a significant position in convertible securities issued by Northrop Grumman, the defense contractor. As the post-9/11 terrorism concerns have receded, the stock prices of several defense companies have declined to pre-9/11 levels. The Northrop Grumman issue came with an attractive yield, is backed by a large, solid company, and exemplifies the types of holdings we have been seeking for the fund.

The increase in the fund's holdings of mandatory convertibles toward the end of the period, while not large, contributed positively to the fund's returns. The credit quality of these securities tends to be higher than that of busted convertibles, and in this environment, with the potential of interest rates rising sometime this year, we feel mandatory convertibles provide attractive risk-return characteristics because of their equity sensitivity -- contingent, of course, on continued positive stock market performance.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

Convertible Securities

1  Northrop Grumman Corp.
   Cumulative convertible preferred, series B, $7.00
   Capital goods

2  Service Corp. International
   Convertible subordinated notes 6.75%, 2008
   Consumer cyclicals

3  United States Cellular Corp.
   Convertible liquid yield option notes
   zero %, 2015
   Communications services

4  Host Marriott Financial Trust
   Convertible preferred, $3.375
   Financial

5  FelCor Lodging Trust, Inc.
   Cumulative convertible preferred, series A, $1.95
   Financial

Corporate Bonds

1  Dow Jones TRAC-X NA HY T1
   144A notes 7.375%, 2009
   Other

2  Finova Group, Inc.
   Notes 7.5%, 2009
   Financial

3  Qwest Corp.
   144A notes 8.875%, 2012
   Communications services

4  Six Flags, Inc.
   Senior notes 8.875%, 2010
   Consumer staples

5  Lear Corp.
   Company guaranty, series B, 7.96%, 2005
   Consumer cyclicals

Footnote reads:
These combined holdings represent 10.9% of the fund's net assets as of 2/29/04. The fund's holdings will change over time.


One of the larger convertible holdings that performed well for the fund had detracted from performance during the first half of the year. HealthSouth had declined significantly early in the year due to charges of accounting fraud and mismanagement. The fund continued to own HealthSouth because we believed it was a solid company and thought that the bonds could recover if the management turmoil was addressed. In the second half of the year, these securities made a spectacular recovery. The company paid the fund full value on the principal late in the period (the bonds had earlier declined to as little as 20 cents on the dollar), and the fund had continued to receive interest payments up to that point. This type of recovery is rare and it had a significantly positive impact on the fund's performance. Because a majority of the fund's HealthSouth holdings were retired, it is no longer a significant position in the fund.

Another troubled holding that performed well was Silicon Graphics, a technology company specializing in three-dimensional graphics and animation, desktop workstations, and Web servers. Early in 2004, the company restructured its convertible bonds, resulting in securities that were much more sensitive to its underlying stock price. Shortly after this restructuring, the company's stock more than doubled, boosting the value of the fund's Silicon Graphics holdings significantly. We sold a majority of the position shortly before the end of the period and realized an attractive gain for the fund.

In the high-yield portion of the fund, nearly all of the holdings in the portfolio contributed positively to returns. Among the fund's larger positions, cable television company Charter Communications was one of the top performers. While the firm faced competitive and financial pressures, the company met expectations and management's moves to refinance debt eased investors' concerns about the company's liquidity.

In addition, financial services company Finova provided solid returns. The company had encountered significant difficulties a few years ago, particularly in its airplane leasing business. The firm has worked to liquidate assets and manage its sizeable portfolio of loans, and was helped by a significant loan in 2001 from noted investor Warren Buffett through a joint venture. The company repaid the loan earlier this year, ahead of schedule, and prospects for the airline sector have improved more than expected.

The fund's sizeable stake in the chemicals sector, where it was more heavily weighted than its benchmark index, also boosted returns. Key issuers included Huntsman International, a major producer of basic chemicals and petrochemicals like ethylene and propylene, and Millennium America, a subsidiary of Millennium Chemicals*, which owns three specialty chemical businesses. Although energy prices were high, leading to skepticism about the sector's prospects, this cyclical sector benefited from the improving economy.


* After the close of the reporting period, Lyondell Chemical Co., another fund holding, agreed to acquire Millennium Chemicals Inc. This transaction would also involve a third fund holding, Equistar Chemicals LP, which is currently 70% owned by Lyondell and 30% owned by Millennium. Announcement of this merger had a substantial impact on Millennium's stock price; however, thus far it has had little impact on the prices of these bonds or their credit profiles.



Among the fund's few detractors during the period were high-yield bonds issued by Solutia, a diversified specialty chemical company. The firm made news when it settled a high-profile PCB contamination lawsuit in Alabama, and appeared to be on its way to working out balance sheet problems. However, the company surprised the market by filing for bankruptcy. We eliminated the bonds from the portfolio, although the fund still holds a small warrant position, which gives the fund's management the option to purchase the company's stock in the future.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Early in the fiscal year, strong performance, primarily on the convertible side of the portfolio, provided the fund with a higher level of income as reinvested gains boosted the fund's earning power.
Consequently, in June 2003, the fund's dividend was increased from $0.102 per share to $0.113 per share. Future dividends may be adjusted to more closely reflect current earnings.

The fund's management teams

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. The members of the Large-Cap Value Team are David King (Portfolio Leader), Mike Abata, Bart Geer, Deborah Kuenstner, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin. The members of the Core Fixed-Income High-Yield Team are Norm Boucher, Jeffrey Kaufman, Geoffrey Kelley, Stephen Peacher, Neil Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

The fund's returns over the past year have been much higher than the historical average for the types of securities in which your fund invests because of optimal conditions. There has been tremendous stimulus in the form of tax cuts, a weaker dollar, increased government spending, and interest rates that have been at historically low levels for some time. Meanwhile, there have been few clear signs from the Federal Reserve Board that significant tightening will occur in the next six months. The increased willingness among investors to accept risk has helped boost the capital markets, which has also provided economic stimulus.

While we believe it is not likely that the performance of the past year will be repeated this year, that doesn't necessarily mean, in our view, that the environment for the convertible and high-yield bond markets will turn negative. The economy is still in a relatively early stage of its recovery, and this economic backdrop has historically been conducive to solid performance for these types of securities. We are cautiously optimistic about the fund's prospects for the next six months, and we believe that solid returns from individual securities can be attained. We will seek to uncover those opportunities, and, as always, monitor economic and market developments and make necessary adjustments to the portfolio as we see fit.


The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.



Performance summary

This section shows your fund's performance during its fiscal year, which ended February 29, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.


------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/29/04
------------------------------------------------------------------------------
                                       NAV         Market price
------------------------------------------------------------------------------
1 year                               32.34%        26.26%
------------------------------------------------------------------------------
5 years                              34.30         25.33
Annual average                        6.08          4.62
------------------------------------------------------------------------------
Life of fund
(since 6/29/95)                      89.43         72.42
Annual average                        7.65          6.49
------------------------------------------------------------------------------

Performance does not reflect taxes on reinvested distributions.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/29/04
------------------------------------------------------------------------------
                                                             Lipper
                                   JP Morgan                 Convertible
                  Merrill Lynch    Chase Global              Securities Funds
                  All-Convertible  High Yield   CSFB High    (closed-end)
                  Index            Index*       Yield Index  category average+
------------------------------------------------------------------------------
1 year            27.20%           24.82%       25.17%       37.28%
------------------------------------------------------------------------------
5 years           49.64            35.37        38.32        47.61
Annual average     8.39             6.24         6.70         7.44
------------------------------------------------------------------------------
Life of fund
(since 6/29/95)  139.32            86.15        88.02        96.23
Annual average    10.59             7.43         7.56         8.01
------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * This index is replacing the Credit Suisse First Boston High Yield Index as the fund's secondary benchmark because Putnam Management believes it is a more appropriate index against which to compare the fund's performance.

 + Over the 1-year, 5-year, and life-of-fund periods ended 2/29/04, there were 10, 9, and 8 funds, respectively, in this Lipper category.



------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/29/04
------------------------------------------------------------------------------
Distributions (number)                         12
------------------------------------------------------------------------------
Income                                      $1.323
------------------------------------------------------------------------------
Capital gains                                  --
------------------------------------------------------------------------------
Total                                       $1.323
------------------------------------------------------------------------------
Share value:                           NAV         Market price
------------------------------------------------------------------------------
2/28/03                             $16.39         $15.73
------------------------------------------------------------------------------
2/29/04                              20.14          18.44
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 1              6.73%          7.35%
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------
                                       NAV         Market price
------------------------------------------------------------------------------
1 year                               30.51%        26.24%
------------------------------------------------------------------------------
5 years                              32.19         34.65
Annual average                        5.74          6.13
------------------------------------------------------------------------------
Life of fund
(since 6/29/95)                      89.93         74.70
Annual average                        7.60          6.58
------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.



Comparative indexes

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Merrill Lynch All-Convertible Index is an unmanaged index of domestic convertible securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.



Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.



A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



Independent auditors' report

The Board of Trustees and Shareholders
Putnam High Income Opportunities Trust

We have audited the accompanying statement of assets and liabilities of Putnam High Income Opportunities Trust, including the fund's portfolio, as of February 29, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Income Opportunities Trust as of February 29, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
April 2, 2004



The fund's portfolio
February 29, 2004

Corporate bonds and notes (42.2%) (a)
Principal amount                                                          Value

Basic Materials (3.9%)
-------------------------------------------------------------------------------
        $1,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                             $1,078
        55,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                  60,500
        51,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                              45,135
        10,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                               8,600
        50,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                            56,875
        40,000 Armco, Inc. sr. notes 8 7/8s, 2008                        35,200
        35,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                                29,925
        45,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                                32,400
        70,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                        79,800
        70,000 Compass Minerals International Inc.
               stepped-coupon zero % (12 3/4s,
               12/15/07), 2012 (STP)                                     56,700
        21,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                      21,473
       133,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s,2008                                             144,305
        40,000 Equistar Chemicals LP/Equistar
               Funding Corp. sr. notes 10 5/8s,
               2011                                                      43,400
        35,000 Four M Corp. sr. notes Ser. B, 12s,
               2006                                                      35,000
        35,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                      34,300
        32,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                      33,760
        60,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                    67,500
       161,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            191,590
       103,000 HMP Equity Holdings Corp. 144A sr.
               disc. notes zero %, 2008                                  54,590
        45,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                 50,625
       105,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   106,838
       125,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                        58,750
EUR      5,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                             5,963
       $40,000 Huntsman LLC 144A company guaranty
               11 5/8s, 2010                                             41,800
       114,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                    128,250
        28,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                     30,940
        10,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                             8,950
        85,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (DEF) (NON)                                      12,538
         4,000 Louisiana-Pacific Corp. sr. sub.
               notes 10 7/8s, 2008                                        4,690
        10,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      10,900
        10,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                     10,400
       163,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                             171,150
        60,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                    67,500
        32,637 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                             37,533
       100,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    108,500
        15,000 Millennium America, Inc. company
               guaranty 7 5/8s, 2026                                     14,250
        10,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                        10,850
        25,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                      26,000
EUR      5,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                       6,274
EUR      5,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                       6,274
      $120,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                             126,000
        20,000 Noveon International company
               guaranty Ser. B, 11s, 2011                                22,900
         1,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                               1,050
        30,000 Pacifica Papers, Inc. sr. notes 10s,
               2009 (Canada)                                             31,538
        73,318 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                        71,485
        23,216 Pioneer Cos., Inc. sec. FRN 4.663s,
               2006 (acquired various dates
               from 9/11/97 to 1/7/00, cost
               $41,317) (RES)                                            22,636
        92,000 Potlatch Corp. company guaranty 10s,
               2011                                                     103,500
        20,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                    20,000
        15,000 Resolution Performance Products, LLC
               144A sec. notes 8s, 2009                                  15,150
EUR     20,000 Rhodia SA unsub. Ser. EMTN, 6 1/4s,
               2005 (France)                                             24,349
       $25,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon zero %  (12s,
               6/1/06), 2013 (STP)                                       19,000
EUR     40,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                         51,059
       $55,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                     61,050
        17,046 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                           16,449
        50,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                              55,750
        50,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                              54,313
         3,000 Tembec Industries, Inc. company
               guaranty 8 5/8s, 2009 (Canada)                             2,955
        20,000 Texas Petrochemical Corp. sr. sub.
               notes 11 1/8s, 2006 (In default)
               (NON)                                                      8,600
        85,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                             96,900
        35,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                              36,225
        50,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                              56,375
        90,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                              44,100
         5,500 Weirton Steel Corp. sr. notes 10s,
               2008 (In default) (NON)                                    1,980
         5,729 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                             3,724
        11,459 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                             7,563
        40,000 WHX Corp. sr. notes 10 1/2s, 2005                         36,400
                                                                 --------------
                                                                      2,942,157

Capital Goods (4.7%)
-------------------------------------------------------------------------------
        73,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                              75,008
       120,000 AGCO Corp. company guaranty 9 1/2s,
               2008                                                     131,400
        96,410 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                               1
       163,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 9 1/4s,
               2012                                                     183,783
       116,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                     129,340
       110,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 7 5/8s,
               2006                                                     116,600
        45,000 Allied Waste North America, Inc.
               144A sec. notes 6 1/2s, 2010                              45,675
        81,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                              80,798
       100,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                      99,750
        20,000 BE Aerospace, Inc. sr. notes 8 1/2s,
               2010                                                      21,700
        40,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                              39,900
        49,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                      47,898
        30,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                          28,500
        17,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                    19,720
        68,000 Blount, Inc. company guaranty 13s,
               2009                                                      73,440
        81,000 Blount, Inc. company guaranty 7s,
               2005                                                      82,620
        72,000 Briggs & Stratton company guaranty
               8 7/8s, 2011                                              85,320
        25,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                          24,125
        30,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                        30,900
        60,000 Buhrmann US, Inc. company guaranty
               12 1/4s, 2009                                             67,200
        45,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                             52,425
       155,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                                 174,375
        60,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                        39,600
        90,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                              99,900
        55,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                                  65,588
EUR     30,000 Flender Holdings 144A sr. notes 11s,
               2010 (Denmark)                                            43,046
       $51,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                             58,650
        10,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                      10,200
        85,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                      89,038
DEM     60,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,  2007
               (Netherlands)                                             35,443
       $65,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                          63,796
EUR     20,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                             25,318
       $45,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                      50,288
        12,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                      12,390
        50,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                     55,500
        40,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                     41,100
       125,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                      143,438
        35,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                  37,800
         9,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                    10,238
EUR     20,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                    27,703
       $20,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                              21,000
        25,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                     21,875
        50,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                     52,625
        45,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                     47,700
        70,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                              76,825
        45,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                      46,913
        55,000 Roller Bearing Company of America
               company guaranty Ser. B,  9 5/8s,
               2007                                                      54,175
        65,000 Sensus Metering Systems Inc. 144A
               sr. sub. notes 8 5/8s, 2013                               66,056
       110,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             121,000
        15,000 Siebe PLC 144A notes 7 1/8s, 2007
               (United Kingdom)                                          14,813
         5,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                      4,463
        40,000 Solo Cup Co. 144A sr. sub. notes
               8 1/2s, 2014                                              41,700
        45,000 TD Funding Corp. company guaranty
               8 3/8s, 2011                                              47,475
       110,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                    118,800
        40,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                              41,700
        15,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                      16,800
        36,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                             40,770
        55,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                            62,700
        51,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                              55,080
        30,000 Vought Aircraft Industries Inc. 144A
               sr. notes 8s, 2011                                        31,050
                                                                 --------------
                                                                      3,503,034

Communication Services (3.7%)
-------------------------------------------------------------------------------
        45,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                        48,263
        65,000 Alamosa Delaware, Inc. 144A sr.
               notes 8 1/2s, 2012                                        62,075
        20,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                     18,600
        80,000 American Cellular Corp. sr. notes
               Ser. B, 10s, 2011                                         80,400
       145,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                             153,700
        35,000 American Tower Corp. 144A sr. notes
               7 1/2s, 2012                                              33,600
        65,000 American Towers, Inc. 144A sr. sub.
               notes 7 1/4s, 2011                                        66,463
        30,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                      3,375
       160,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                           168,000
        15,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                               14,175
        65,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                     66,950
        30,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                      30,000
        35,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                              36,838
        86,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                        94,600
        95,000 Dobson Communications Corp. sr.
               notes 8 7/8s, 2013                                        81,938
        25,000 Eircom Funding notes 8 1/4s, 2013
               (Ireland)                                                 27,750
        35,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                  37,800
        80,000 Inmarsat Finance PLC 144A company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                                  84,000
       130,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,
               7/15/05), 2010 (In default) (NON)
               (STP)                                                     35,425
        33,000 IWO Holdings, Inc. company guaranty
               14s, 2011 (In default) (NON)                               8,910
         5,000 Level 3 Communications, Inc. sr.
               notes 9 1/8s, 2008                                         4,163
       105,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                      105,525
        65,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                       71,500
        45,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                        50,513
         2,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                         2,173
       130,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       140,075
        27,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             31,320
        45,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                      49,838
       115,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                             121,325
        46,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                              47,840
       115,000 Qwest Communications International,
               Inc. 144A sr. notes 7 1/2s, 2014                         108,675
       245,000 Qwest Corp. 144A notes 8 7/8s, 2012                      279,248
        35,000 Qwest Services Corp. 144A notes 14s,
               2014                                                      42,350
         5,000 Rogers Cantel, Ltd. debs. 9 3/8s,
               2008 (Canada)                                              5,250
        45,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                     54,900
        15,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                             15,038
        30,000 SBA Telecommunications Inc. 144A sr.
               dis. notes stepped-coupon zero %
               (9 3/4s, 12/15/07), 2011 (STP)                            20,700
       120,000 Telus Corp. notes 8s, 2011 (Canada)                      143,299
        28,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                                  31,648
        35,000 Time Warner Telecom, Inc. 144A sr.
               notes 9 1/4s, 2014                                        34,738
        50,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                      55,250
        35,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero % (14s,
               4/15/05), 2010 (STP)                                      32,900
        35,000 UbiquiTel Operating Co. 144A sr.
               notes 9 7/8s, 2011                                        34,038
        35,000 US UnWired, Inc. company guaranty
               stepped-coupon Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                            32,375
        95,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                              99,750
                                                                 --------------
                                                                      2,767,293

Conglomerates (0.4%)
-------------------------------------------------------------------------------
       107,000 Tyco International Group SA company
               guaranty 7s, 2028 (Luxembourg)                           113,611
        90,000 Tyco International Group SA company
               guaranty 6 7/8s,  2029 (Luxembourg)                       94,239
        12,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                       13,256
         1,000 Tyco International Group SA company
               guaranty 6 3/8s,  2005 (Luxembourg)                        1,050
        36,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                                 38,893
        20,000 Tyco International Group SA 144A sr.
               notes 6s, 2013 (Luxembourg)                               20,926
                                                                 --------------
                                                                        281,975

Consumer Cyclicals (9.9%)
-------------------------------------------------------------------------------
        70,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                    80,500
        10,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                      11,150
        60,000 Argosy Gaming Co. 144A sr. sub.
               notes 7s, 2014                                            61,425
        25,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                      28,000
        40,000 Asbury Automotive Group, Inc. 144A
               sr. sub. notes 8s, 2014                                   40,100
       100,000 Autonation, Inc. company guaranty
               9s, 2008                                                 115,500
        50,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                     55,500
        15,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                     16,650
        10,000 Beazer Homes USA, Inc. 144A sr.
               notes 6 1/2s, 2013                                        10,175
        30,000 Building Materials Corp. company
               guaranty 8s, 2008                                         30,000
        50,000 CanWest Media, Inc. sr. sub. notes
               10 5/8s, 2011 (Canada)                                    56,625
        35,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                   38,281
        99,000 Coinmach Corp. sr. notes 9s, 2010                        105,435
        75,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                    73,125
        20,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                      22,900
        15,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                      16,013
        85,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                      85,850
        15,000 Dana Corp. notes 10 1/8s, 2010                            17,475
        66,000 Dana Corp. notes 9s, 2011                                 79,365
         5,000 Dana Corp. notes 7s, 2029                                  4,925
        20,000 Dana Corp. notes 6 1/4s, 2004                             20,000
        70,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                       73,500
        24,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                25,320
        31,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                            31,155
        95,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                             106,163
        45,000 Dex Media, Inc. 144A disc. notes
               stepped-coupon zero % (9s,
               11/15/08), 2013 (STP)                                     30,038
        50,000 Dex Media, Inc. 144A notes 8s, 2013                       50,000
        53,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                                 54,060
        15,000 Dura Operating Corp. 144A sr. notes
               8 5/8s, 2012                                              16,125
        55,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                          58,438
        36,000 Gap, Inc. (The) notes 6.9s, 2007                          39,780
        65,000 Gaylord Entertainment Co. 144A sr.
               notes 8s, 2013                                            68,819
       130,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       110,500
        15,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                        12,900
        82,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                     92,045
        83,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                      93,790
        85,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008                             87,975
        28,748 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                     33,132
        55,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                   56,650
        64,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                             66,080
       140,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                    147,525
        30,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                                  33,225
        15,000 Host Marriott LP sr. notes 7 1/8s,
               2013 (R)                                                  15,488
        53,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                          56,445
        88,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                   100,760
        66,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                      71,940
        45,000 Inn of the Mountain Gods 144A sr.
               notes 12s, 2010                                           48,938
        20,000 Interface, Inc. 144A sr. sub. notes
               9 1/2s, 2014                                              19,800
        45,000 ITT Corp. debs. 7 3/8s, 2015                              47,925
        65,000 ITT Corp. notes 6 3/4s, 2005                              68,088
        60,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                      67,800
        17,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                      19,040
        90,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                      97,425
        55,000 JC Penney Co., Inc. notes 9s, 2012                        67,100
         5,000 JC Penney Co., Inc. notes 8s, 2010                         5,775
       120,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance  Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                           130,500
        85,000 Jostens Holding Corp. 144A sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                            56,525
        62,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                             70,680
        40,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                            47,000
        55,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                             60,363
        15,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8s, 2012                                 16,275
        20,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                        20,250
        35,000 K. Hovnanian Enterprises, Inc. 144A
               sr. notes 6 3/8s, 2014                                    34,738
        50,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                              54,000
        19,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                               22,325
       220,000 Lear Corp. company guaranty Ser. B,
               7.96s, 2005                                              234,300
EUR     15,000 Lear Corp. sr. notes 8 1/8s, 2008                         21,150
        $2,000 Levi Strauss & Co. notes 7s, 2006                          1,380
       128,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                             88,320
        35,000 Mandalay Resort Group sr. notes
               6 1/2s, 2009                                              36,925
        85,000 Medianews Group Inc. 144A sr. sub.
               notes 6 7/8s, 2013                                        87,550
        45,000 Meristar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                                 46,575
        50,000 Meristar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                     51,625
        25,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                              28,000
        35,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                      36,313
        55,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                      56,925
        40,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                              46,700
         1,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                               1,153
        20,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                        21,500
        20,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                   22,050
        75,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                   78,375
        45,000 Nortek Holdings, Inc. 144A sr. notes
               stepped-coupon zero %
               (10s, 11/15/07), 2011 (STP)                               33,188
        40,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                              44,600
        20,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                              20,608
        40,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                        42,600
         5,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                         5,563
        45,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                            48,938
       117,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  132,503
        85,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                            95,413
        68,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                        73,100
        20,000 Phillips-Van Heusen Corp. 144A sr.
               notes 7 1/4s, 2011                                        20,100
        45,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                   46,463
        40,000 Pinnacle Entertainment, Inc. 144A
               sr. sub. notes 8 1/4s, 2012                               39,713
        40,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                              41,300
        60,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                              60,000
       110,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                     110,275
        35,000 Reader's Digest Association, Inc.
               (The) 144A sr. notes 6 1/2s, 2011                         35,000
        55,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                             60,775
        10,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                     11,300
        89,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                   100,570
        52,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                              61,880
        50,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                        52,500
        52,000 Russell Corp. company guaranty
               9 1/4s, 2010                                              54,860
       111,000 Saks, Inc. 144A company guaranty 7s,
               2013                                                     115,718
       164,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                            170,970
        40,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                             46,650
       135,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                     139,725
         5,000 Service Corp. International notes
               7.2s, 2006                                                 5,238
        14,000 Service Corp. International notes
               6 1/2s, 2008                                              14,350
       135,000 Service Corp. International notes
               6s, 2005                                                 138,375
        16,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                      17,120
         5,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                        5,575
        50,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                       54,125
       109,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                             117,175
        45,000 Station Casinos, Inc. 144A sr. sub.
               notes 6 7/8s, 2016                                        45,450
        30,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                    34,050
        25,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                         27,063
        20,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                            21,600
        60,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                     69,900
        40,000 Tommy Hilfiger USA, Inc. company
               guaranty 6.85s, 2008                                      41,400
       143,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                           117,260
       135,000 Trump Casino Holdings, LLC company
               guaranty 11 5/8s, 2010                                   133,988
        40,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                     44,200
        82,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                        94,300
        76,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                     77,520
        35,000 Vertis, Inc. sec. notes 9 3/4s, 2009                      37,275
        60,000 Vertis, Inc. sub. notes 13 1/2s,
               2009                                                      59,250
        10,000 Von Hoffman Press, Inc. company
               guaranty 10 3/8s, 2007                                     9,850
        50,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                    52,000
        55,529 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                                49,698
        16,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                    17,960
        70,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                     76,650
        40,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                      46,400
        25,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                             25,219
                                                                 --------------
                                                                      7,411,538

Consumer Staples (6.3%)
-------------------------------------------------------------------------------
        10,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                      9,650
        20,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                     19,500
        60,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2011 (In default)
               (NON)                                                     59,700
        55,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                            53,075
        50,000 Affinity Group Inc. 144A sr. sub.
               notes 9s, 2012                                            51,875
        30,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                        33,075
        15,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                        15,713
       105,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2009                                       107,756
        50,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                       49,875
       104,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       115,180
        35,000 Atlantic Broadband Finance LLC 144A
               sr. sub. notes 9 3/8s, 2014                               35,088
        88,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       102,960
        20,000 British Sky Broadcasting PLC company
               guaranty 6 7/8s, 2009 (United
               Kingdom)                                                  22,724
        55,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                     58,230
        75,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                      49,125
        25,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                      20,375
       170,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                            150,875
        50,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                             44,000
        40,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                             34,700
       120,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                     100,200
        54,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                      46,035
        13,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                      10,823
        55,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                  61,463
        70,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                      72,800
        25,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                 27,750
         5,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                                 5,425
       172,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                     185,330
        70,000 CSC Holdings, Inc. sr. sub. debs.
               10 1/2s, 2016                                             80,325
        15,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                      15,900
        30,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                      33,225
        50,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                              55,250
       110,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                             125,125
       193,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                     12,063
       110,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                             100,100
        20,000 Dole Food Co. sr. notes 8 7/8s, 2011                      21,450
        20,000 Dole Food Co. sr. notes 8 5/8s, 2009                      21,500
        55,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                              59,125
        15,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                      12,000
        20,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                             21,850
        36,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                      40,680
       145,000 Echostar DBS Corp. 144A sr. notes
               6 3/8s, 2011                                             153,700
        25,000 Elizabeth Arden, Inc. 144A company
               guaranty 7 3/4s, 2014                                     25,813
        99,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                          16,335
         6,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                      990
       135,000 Granite Broadcasting Corp. 144A sec.
               notes 9 3/4s, 2010                                       132,638
        35,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                     38,938
        70,000 Hasbro, Inc. notes 5.6s, 2005                             73,133
         2,287 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                 2,321
        39,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                      33,930
        30,000 Mediacom LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                    30,450
        35,000 North Atlantic Trading Co. 144A sr.
               notes 9 1/4s, 2012                                        35,875
        20,000 ONO Finance PLC sr. notes 14s, 2011
               (United Kingdom)                                          22,300
        10,000 ONO Finance PLC sr. notes 13s, 2009
               (United Kingdom)                                          10,600
EUR     10,000 ONO Finance PLC sr. notes Ser. REGS,
               14s, 2011 (United Kingdom)                                13,665
       $55,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                      51,150
        35,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                               36,663
       132,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    122,430
        70,000 Playtex Products, Inc. 144A secd.
               notes 8s, 2011                                            72,800
        60,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                          65,100
        35,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                             30,975
       121,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   137,940
        26,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                      29,250
        70,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                    73,150
        30,000 Revlon Consumer Products sr. notes
               9s, 2006                                                  31,650
        50,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                              55,750
         5,000 Rite Aid Corp. debs. 6 7/8s, 2013                          4,750
         5,000 Rite Aid Corp. notes 7 1/8s, 2007                          5,025
        80,000 Rite Aid Corp. 144A notes 6 1/8s,
               2008                                                      77,000
         5,000 Rite Aid Corp. 144A notes 6s, 2005                         4,988
        75,000 Sbarro, Inc. company guaranty 11s,
               2009                                                      61,875
        20,000 Scotts Co. (The) 144A sr. sub. notes
               6 5/8s, 2013                                              20,700
       251,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     258,216
        80,000 Six Flags, Inc. 144A sr. notes
               9 5/8s, 2014                                              84,400
       200,000 TeleWest Communications PLC debs.
               11s, 2007  (United Kingdom) (In
               default) (NON)                                           133,000
        25,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                     26,188
        55,000 Vivendi Universal SA sr. notes
               9 1/4s, 2010 (France)                                     64,763
        90,000 Vivendi Universal SA sr. notes
               6 1/4s, 2008 (France)                                     96,525
        73,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                     71,723
       136,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       145,520
        35,000 Young Broadcasting, Inc. 144A sr.
               sub. notes 8 3/4s, 2014                                   36,225
        25,000 Yum! Brands, Inc. sr. notes 8 1/2s,
               2006                                                      27,875
        90,000 Yum! Brands, Inc. sr. notes 7.7s,
               2012                                                     105,300
        60,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                      68,700
                                                                 --------------
                                                                      4,732,214

Energy (3.1%)
-------------------------------------------------------------------------------
        65,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                        68,575
        60,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                             59,400
        50,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                              53,375
        37,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                         42,689
        25,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                     27,313
        85,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                              92,863
        45,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                              45,506
        65,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                              70,525
         7,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                              7,840
        50,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                     53,500
        50,000 Exco Resources, Inc. 144A company
               guaranty 7 1/4s, 2011                                     51,375
        80,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                              84,000
        32,000 Forest Oil Corp. sr. notes 8s, 2008                       34,560
        35,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                              36,750
        50,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                              37,875
        35,000 Hanover Equipment Trust sec. notes
               Ser. A, 8 1/2s, 2008                                      37,100
        49,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                       54,268
        25,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                              26,000
        18,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                     18,945
        45,000 Massey Energy Co. 144A sr. notes
               6 5/8s, 2010                                              46,350
        70,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                              78,750
        45,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                     43,650
        20,000 Parker & Parsley Co. sr. notes
               8 1/4s, 2007                                              22,862
        60,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                     66,000
       160,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                            173,600
        50,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                                  54,250
       140,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                            178,341
        11,000 Pioneer Natural Resources Co.
               company guaranty 7.2s, 2028                               12,132
        37,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                       43,383
        50,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                      55,875
        40,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                               44,700
        80,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                      89,200
        10,000 Pride International, Inc. sr. notes
               10s, 2009                                                 10,663
        73,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                        74,916
        50,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                     52,500
        70,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                       77,700
        15,000 Star Gas Partners LP/Star Gas
               Finance Co. 144A sr. notes 10 1/4s,
               2013                                                      16,650
        20,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                              22,300
        77,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                     54,670
        15,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                        16,050
         7,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                               7,665
        16,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        16,960
        60,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                     66,300
        45,000 Westport Resources Corp. 144A
               company guaranty 8 1/4s, 2011                             49,725
        37,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                      43,198
        25,000 XTO Energy, Inc. sr. notes 6 1/4s,
               2013                                                      27,281
                                                                 --------------
                                                                      2,348,130

Financial (0.7%)
-------------------------------------------------------------------------------
         25,00 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                    26,375
        70,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                    77,088
       455,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                     285,513
        40,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                          45,300
        15,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                  16,125
        40,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                                  41,400
        50,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                              57,250
                                                                 --------------
                                                                        549,051

Health Care (2.5%)
-------------------------------------------------------------------------------
       121,000 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                   134,460
        36,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                       36,270
        55,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                     59,125
       100,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             111,250
        90,000 Ardent Health Services 144A sr. sub.
               notes 10s, 2013                                           99,900
        50,000 Beverly Enterprises, Inc. sr. notes
               9 5/8s, 2009                                              56,500
        40,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                             40,000
        20,230 Dade Behring, Inc. company guaranty
               11.91s, 2010                                              23,340
        40,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                             44,400
        45,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                            50,794
        57,000 HCA, Inc. debs. 7.19s, 2015                               63,604
        30,000 HCA, Inc. sr. notes 6.95s, 2012                           33,013
       114,000 Healthsouth Corp. notes 7 5/8s, 2012                     109,155
        26,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                      25,675
        24,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                      23,820
        41,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                        45,920
         5,000 IASIS Healthcare Corp. company
               guaranty 8 1/2s, 2009                                      5,350
        35,000 Insight Health Svcs. Corp. 144A
               company guaranty 9 7/8s, 2011                             35,525
        30,816 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                                32,819
        85,000 Mediq, Inc. debs. 13s, 2009 (In
               default) (NON)                                                 9
        69,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                     77,970
       245,000 Multicare Companies, Inc. sr. sub.
               notes 9s, 2007 (In default) (NON)                              1
        30,000 NeighborCare, Inc. 144A sr. sub.
               notes 6 7/8s, 2013                                        31,200
        65,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                              66,625
        40,000 Owens & Minor, Inc. company guaranty
               8 1/2s, 2011                                              43,800
        66,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                            77,385
        60,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                        61,950
        60,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                             66,900
        35,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                      32,375
         5,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                               4,413
        90,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                              79,875
        95,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                              90,250
       100,000 Triad Hospitals, Inc. 144A sr. sub.
               notes 7s, 2013                                           103,500
        45,000 Universal Hospital Services, Inc.
               144A sr. notes 10 1/8s, 2011                              48,038
        25,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                 28,438
                                                                 --------------
                                                                      1,843,649

Other (1.5%)
-------------------------------------------------------------------------------
     1,130,000 Dow Jones TRAC-X NA HY T1 144A notes
               7 3/8s, 2009                                           1,134,622

Technology (1.5%)
-------------------------------------------------------------------------------
        39,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                    45,825
        46,000 DigitalNet Holdings Inc. sr. notes
               9s, 2010                                                  49,565
EUR     65,000 Getronics NV sub. notes 13s, 2008
               (Netherlands)                                             38,760
      $144,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             156,960
        90,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                               73,575
         5,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                               4,813
       100,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                            103,500
        46,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                        54,970
        90,595 Peregrine Systems, Inc. 144A sr.
               notes 6 1/2s, 2007                                        87,877
        45,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                                48,881
        30,000 SCG Holding Corp. 144A notes zero %,
               2011                                                      42,300
        60,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                  64,950
        35,000 Viasystems, Inc. 144A sr. sub. notes
               10 1/2s, 2011                                             38,150
        70,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                         68,600
        10,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                      11,650
        35,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                      36,050
        87,000 Xerox Corp. sr. notes 7 5/8s, 2013                        92,655
        65,000 Xerox Corp. sr. notes 7 1/8s, 2010                        69,388
                                                                 --------------
                                                                      1,088,469

Transportation (0.8%)
-------------------------------------------------------------------------------
        46,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                             44,620
        50,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                      48,000
       100,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                             89,000
        40,000 Delta Air Lines, Inc. notes 7.9s,
               2009                                                      29,400
        40,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1, 7.779s, 2005                      37,266
       115,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                            128,225
        15,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                             15,450
        60,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                             66,450
        15,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                    15,338
        10,000 Northwest Airlines, Inc. company
               guaranty 8.52s, 2004                                       9,988
        50,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                     49,125
        20,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                            23,500
        56,704 US Air, Inc. pass-through
               certificates Ser. 93-A3,
               10 3/8s, 2013 (In default) (NON)                          18,145
                                                                 --------------
                                                                        574,507

Utilities & Power (3.2%)
-------------------------------------------------------------------------------
         8,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                       8,400
        70,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                      77,350
        90,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                              99,113
        80,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                              79,200
        25,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                       26,875
        15,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s, 2008
               (Canada)                                                  11,588
        20,000 Calpine Corp. sr. notes 8 3/4s, 2007                      16,250
         5,000 Calpine Corp. sr. notes 8 5/8s, 2010                       3,813
       100,000 Calpine Corp. sr. notes 7 7/8s, 2008                      76,000
       172,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                             158,240
        25,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                        26,960
         5,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                             5,745
        15,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                     15,263
        30,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                      32,513
        15,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                      16,088
        15,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                              15,525
        10,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                               8,725
       125,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                      139,375
        40,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                              40,000
        50,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                              47,500
        75,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                              78,750
        35,000 El Paso Corp. sr. notes 7 3/8s, 2012                      30,450
        85,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                              68,213
        15,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                              15,788
        15,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                      15,338
       100,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                             94,000
        20,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                      20,700
        54,987 Midland Funding II Corp. debs.
               Ser. A, 11 3/4s, 2005                                     58,836
        70,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008 (In default) (NON)                       56,350
        25,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                       25,938
        55,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                      61,050
        90,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                     98,100
       165,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                                 170,363
        50,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                 61,000
        75,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                      80,625
        15,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                          15,300
        55,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                              57,681
        45,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                      47,700
        25,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                      28,969
        10,000 Teco Energy, Inc. notes 7.2s, 2011                        10,550
        40,000 Teco Energy, Inc. notes 7s, 2012                          41,550
        30,000 Teco Energy, Inc. sr. notes 7 1/2s,
               2010                                                      32,288
         5,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                       4,675
        10,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                        10,200
        55,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s, 2011
               (Canada)                                                  52,800
        20,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                               21,200
        50,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                              57,500
        10,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                              10,750
        15,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                              16,350
        25,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                              25,375
         3,000 Williams Cos., Inc. (The) notes
               Ser. A, 6 3/4s, 2006                                       3,101
        60,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                              65,400
        30,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                              30,750
                                                                 --------------
                                                                      2,372,163
                                                                 --------------
               Total Corporate bonds and notes
               (cost $30,456,311)                                   $31,548,802

Convertible preferred stocks (26.8%) (a)
Number of shares                                                          Value

Basic Materials (2.7%)
-------------------------------------------------------------------------------
           780 Hercules Trust II 6.50% units cum.
               cv. pfd.                                                $604,500
         7,873 IMC Global, Inc. Ser. MEDS, $3.75
               cv. pfd.                                                 636,926
        32,720 Smurfit-Stone Container Corp.
               Ser. A, $1.75 cum. cv. pfd.                              797,550
                                                                 --------------
                                                                      2,038,976

Capital Goods (3.3%)
-------------------------------------------------------------------------------
        12,300 Northrop Grumman Corp. Ser. B, $7.00
               cum. cv. pfd.                                          1,642,050
        24,670 Owens-Illinois, Inc. $2.375 cv. pfd.                     841,864
                                                                 --------------
                                                                      2,483,914

Communication Services (1.4%)
-------------------------------------------------------------------------------
       $21,874 CenturyTel, Inc. $1.719 cv. pfd.                         544,116
        10,091 Crown Castle International Corp.
               $3.125 cv. pfd.                                          460,402
           278 Microcell Telecommunications, Inc.
               Ser. D, 9.00% cv. pfd. (Canada)                            4,909
           487 Pegasus Communications Corp. Ser. C,
               6.50% cum. cv. pfd.                                       17,349
                                                                 --------------
                                                                      1,026,776

Consumer Cyclicals (4.0%)
-------------------------------------------------------------------------------
           850 Radio One, Inc. 6.50% cum. cv. pfd.                      908,066
        15,900 Sinclair Broadcast Group, Inc.
               Ser. D, $3.00 cv. pfd.                                   735,375
        19,800 Tower Automotive Capital Trust
               $3.375 cv. pfd.                                          559,350
        18,800 TXI Capital Trust I $2.75 cv. pfd.                       817,800
                                                                 --------------
                                                                      3,020,591

Consumer Staples (0.5%)
-------------------------------------------------------------------------------
        12,567 Constellation Brands, Inc. Ser. A,
               $1.438 cv. pfd.                                          375,439

Energy (1.7%)
-------------------------------------------------------------------------------
        10,587 Amerada Hess Corp. $3.50 cv. pfd.                        659,041
        12,300 Hanover Compressor Capital Trust
               $3.625 cv. pfd.                                          585,788
                                                                 --------------
                                                                      1,244,829

Financial (6.5%)
-------------------------------------------------------------------------------
        12,000 Capital One Financial Corp. $3.125
               cv. pfd.                                                 624,000
        14,000 Chubb Corp. (The) $1.75 cv. pfd.                         411,250
        28,105 Decs Trust IX $6.75 cv. pfd.                             340,773
        38,500 FelCor Lodging Trust, Inc. Ser. A,
               $1.95 cum. cv. pfd. (R)                                  952,875
         9,621 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                                630,176
        18,120 Host Marriott Financial Trust $3.375
               cv. pfd.                                                 958,095
        13,420 Provident Finance Group $2.25 units
               cv. pfd.                                                 484,798
        12,850 UnumProvident Corp. $2.063 cv. pfd.                      411,200
                                                                 --------------
                                                                      4,813,167

Technology (1.7%)
-------------------------------------------------------------------------------
        20,697 Solectron Corp. $1.813 units cv.
               pfd.                                                     359,610
         6,800 Xerox Corp. 6.25% cv. pfd.                               897,600
                                                                 --------------
                                                                      1,257,210

Transportation (0.8%)
-------------------------------------------------------------------------------
        16,158 Teekay Shipping Corp. $1.813 cv.
               pfd. (Marshall Islands)                                  626,123

Utilities & Power (4.2%)
-------------------------------------------------------------------------------
        13,700 El Paso Energy Capital Trust I 2.375
               cv. pfd.                                                 431,550
        14,000 ONEOK, Inc. $2.125 units cv. pfd.                        432,250
         5,640 Public Service Enterprise Group,
               Inc. $5.125 cv. pfd.                                     360,255
        25,800 Sempra Energy $2.125 units cv. pfd.                      741,750
        10,700 Sierra Pacific Resources $4.50 units
               cum. cv. pfd.                                            405,958
        28,029 Williams Cos., Inc. (The) $2.25 cv.
               pfd.                                                     364,377
         6,160 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                 392,700
                                                                 --------------
                                                                      3,128,840
                                                                 --------------
               Total Convertible preferred stocks
               (cost $17,187,025)                                   $20,015,865

Convertible bonds and notes (23.0%) (a)
Principal amount                                                          Value

Communication Services (1.7%)
-------------------------------------------------------------------------------
      $380,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark)  (In
               default) (NON) (STP)                                          $4
        52,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                            61,100
     2,270,000 United States Cellular Corp. cv.
               liquid yield option notes (LYON)
               zero %, 2015                                           1,174,725
                                                                 --------------
                                                                      1,235,829

Conglomerates (1.1%)
-------------------------------------------------------------------------------
       780,000 GenCorp, Inc. cv. sub. notes 5 3/4s,
               2007                                                     795,600

Consumer Cyclicals (3.8%)
-------------------------------------------------------------------------------
       396,000 Amazon.com, Inc. cv. sub. debs.
               4 3/4s, 2009                                             403,920
       200,000 Grey Global Group, Inc. 144A cv.
               debs. 5s, 2033                                           210,375
       386,000 Meristar Hospitality Corp. cv. notes
               9 1/2s, 2010                                             467,543
     1,100,000 Service Corp. International cv. sub.
               notes 6 3/4s, 2008                                     1,214,125
       572,000 Tower Automotive, Inc. cv. sub.
               notes 5s, 2004                                           572,000
                                                                 --------------
                                                                      2,867,963

Consumer Staples (2.2%)
-------------------------------------------------------------------------------
       800,000 Charter Communications, Inc. cv. sr.
               notes 5 3/4s, 2005                                       749,000
       170,000 CKE Restaurants, Inc. cv. sub. notes
               4 1/4s, 2004                                             170,425
       400,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                     458,500
       264,000 Rite Aid Corp. 144A cv. sr. notes
               4 3/4s, 2006                                             302,610
                                                                 --------------
                                                                      1,680,535

Energy (0.8%)
-------------------------------------------------------------------------------
       600,000 Parker Drilling Co. cv. sub. bonds
               5 1/2s, 2004                                             602,250

Financial (1.7%)
-------------------------------------------------------------------------------
       400,000 E*Trade Group, Inc. cv. sub. notes
               6s, 2007                                                 408,500
       900,000 Providian Financial Corp. cv. sr.
               notes 3 1/4s, 2005                                       885,375
                                                                 --------------
                                                                      1,293,875

Health Care (0.6%)
-------------------------------------------------------------------------------
       390,000 LifePoint Hospitals, Inc. cv. notes
               4 1/2s, 2009                                             409,988

Technology (8.1%)
-------------------------------------------------------------------------------
       465,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                             460,931
       801,000 Aspen Technology, Inc. cv. sub.
               debs. 5 1/4s, 2005                                       784,980
       620,000 Avaya, Inc. cv. LYON zero %, 2021                        432,450
       420,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 5 1/4s, 2006                                  426,300
       750,000 Lucent Technologies, Inc. cv. sub.
               debs. 8s, 2031                                           905,625
       570,000 Manugistics Group, Inc. cv. sub.
               notes 5s, 2007                                           566,438
       850,000 Safeguard Scientifics, Inc. cv. sub.
               notes 5s, 2006                                           842,563
        86,000 Safeguard Scientifics, Inc. 144A cv.
               sub. notes 5s, 2006                                       85,248
     1,380,000 Sanmina Corp. cv. sub. debs. zero %,
               2020                                                     710,700
       170,000 Silicon Graphics Corp. cv. notes
               6 1/2s, 2009                                             451,350
       650,000 Solectron Corp. cv. LYON zero %,
               2020                                                     378,625
                                                                 --------------
                                                                      6,045,210

Transportation (0.5%)
-------------------------------------------------------------------------------
       450,000 Continental Airlines, Inc. cv. notes
               4 1/2s, 2007                                             399,375

Utilities & Power (2.5%)
-------------------------------------------------------------------------------
       385,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                             380,188
       900,000 El Paso Corp. cv. debs. zero %, 2021                     416,250
       324,000 Sierra Pacific Resources 144A cv.
               notes 7 1/4s, 2010                                       661,770
       280,000 XCEL Energy, Inc. 144A cv. notes
               7 1/2s, 2007                                             438,900
                                                                 --------------
                                                                      1,897,108
                                                                 --------------
               Total Convertible bonds and notes
               (cost $13,717,163)                                   $17,227,733

Common stocks (1.8%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
           179 AboveNet, Inc. (NON)                                      $8,413
         8,800 Altria Group, Inc.                                       506,440
        90,000 AMRESCO Creditor Trust (acquired
               10/16/02, cost $18,344) (RES) (NON)
               (R)                                                          900
            21 Arch Wireless, Inc. Class A (NON)                            468
         1,948 Aurora Foods, Inc. (NON)                                      10
           137 Birch Telecom, Inc. (acquired
               1/9/04, cost $--) (NON) (RES)                                  1
       280,214 Contifinancial Corp. Liquidating
               Trust Units                                                2,802
         1,401 Covad Communications Group, Inc.
               (NON)                                                      4,637
           106 Crown Castle International Corp.
               (NON)                                                      1,277
        17,700 GATX Corp.                                               416,304
           139 Genesis HealthCare Corp. (NON)                             3,788
         2,901 Globix Corp. (NON)                                         8,761
            16 Knology, Inc. (NON)                                          133
            38 Leucadia National Corp.                                    1,976
           104 Magellan Health Services, Inc. (NON)                       2,808
            88 Mariner Health Care, Inc. (NON)                            1,914
           147 Mediq, Inc. (NON)                                            591
             2 Microcell Telecommunications, Inc.
               Class A (Canada) (NON)                                        37
           276 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                     5,143
         2,585 Pioneer Cos., Inc. (NON)                                  17,242
           220 PSF Group Holdings, Inc. 144A Class
               A (acquired various dates
               from 6/29/96 to 3/9/01, cost
               $795,593) (NON) (RES)                                    330,375
           115 RCN Corp. (NON)                                               32
            25 Sterling Chemicals, Inc. (NON)                               650
           100 Sun Healthcare Group, Inc. (NON)                           1,195
        13,742 VS Holdings, Inc. (NON)                                    1,374
           235 Washington Group International, Inc. (NON)                 9,048
                                                                 --------------
               Total Common stocks
               (cost $2,656,526)                                     $1,326,319

Preferred stocks (0.4%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         2,550 Avecia Group PLC $4.00 pfd.
               (acquired various dates from
               12/3/03 to 1/26/04, cost $34,214)
               (United Kingdom) (RES) (PIK)                             $43,350
            45 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                41,850
         1,106 iStar Financial, Inc. $1.95 cum.
               pfd.                                                      28,867
             9 Metrocall Holdings, Inc. Ser. A.
               15.00% cum. pfd.                                             103
             7 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK)                                           66,325
            18 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd.                                                 16,740
           128 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                    100,480
                                                                 --------------
               Total Preferred stocks
               (cost $329,390)                                         $297,715

Foreign government bonds and notes (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $20,000 Colombia (Republic of) notes
               10 3/4s, 2013                                            $22,980
        50,000 Colombia (Republic of) unsub.
               9 3/4s, 2009                                              56,625
        60,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 7s  (8s,
               8/15/04), 2030 (STP)                                      49,800
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $100,505)                                   $129,405

Units (0.1%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
        80,000 Morrison Knudsen Corp.                                   $12,800
           198 XCL Equity Units                                          87,934
                                                                 --------------
               Total Units (cost $340,982)                             $100,734

Brady bonds (0.1%) (a) (cost $31,397)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $50,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                       $42,625

Warrants (--%) (a) (NON)                              Expiration
Number of warrants                                    date                Value
-------------------------------------------------------------------------------
            69 AboveNet, Inc.                         9/8/10             $1,939
            59 AboveNet, Inc.                         9/8/08              1,741
           130 Dayton Superior Corp. 144A             6/15/09                 1
           103 Huntsman Co., LLC                      5/15/11            14,420
            47 MDP Acquisitions PLC (Ireland)         10/1/13             2,327
           171 Microcell Telecommunications
               (Canada)                               5/1/08                848
           103 Microcell Telecommunications
               (Canada)                               5/1/05                430
            60 Pliant Corp. 144A                      6/1/10                  1
            79 Solutia, Inc. 144A                     7/15/09                 1
           180 Travel Centers of America, Inc. 144A   5/1/09                900
           200 Ubiquitel, Inc. 144A                   4/15/10                 1
           144 Washington Group International, Inc.
               Ser. A                                 1/25/06             1,655
           165 Washington Group International, Inc.
               Ser. B                                 1/25/06             1,518
            90 Washington Group International, Inc.
               Ser. C                                 1/25/06               725
                                                                 --------------
               Total Warrants (cost $83,781)                            $26,507

Short-term investments (6.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $518,779 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.03% to 1.08% and a due date of
               March 1, 2004 (d)                                       $518,764
     4,082,687 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.01% to 1.07%
               and due dates ranging from March 1,
               2004 to April 23, 2004 (d)                             4,082,687
                                                                 --------------
               Total Short-term investments
               (cost $4,601,451)                                     $4,601,451
-------------------------------------------------------------------------------
               Total Investments (cost $69,504,531)                 $75,317,156
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $74,778,031.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 29, 2004 was $397,262, or 0.5% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown Floating Rate Notes (FRN) are the current interest rates shown at February 29, 2004.


Forward currency contracts to buy at February 29, 2004
(aggregate face value $18,407)

                                       Aggregate      Delivery    Unrealized
                        Value          face value     date        depreciation
------------------------------------------------------------------------------
British Pound           $18,400        $18,407        6/16/04     $(7)
------------------------------------------------------------------------------


Forward currency contracts to sell at February 29, 2004
(aggregate face value $294,224)

                                       Aggregate      Delivery    Unrealized
                        Value          face value     date        appreciation
------------------------------------------------------------------------------
Euro                    $293,346       $294,224       6/16/04     $878
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
February 29, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $504,669 of
securities on loan (identified cost $69,504,531) (Note 1)         $75,317,156
-------------------------------------------------------------------------------
Cash                                                                   63,810
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             841,634
-------------------------------------------------------------------------------
Receivable for securities sold                                        185,468
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                   878
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)               2,500
-------------------------------------------------------------------------------
Total assets                                                       76,411,446

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 426,972
-------------------------------------------------------------------------------
Payable for securities purchased                                      354,732
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          243,975
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             26,480
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 25,219
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              737
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                        7
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                 12,149
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                    518,764
-------------------------------------------------------------------------------
Other accrued expenses                                                 24,380
-------------------------------------------------------------------------------
Total liabilities                                                   1,633,415
-------------------------------------------------------------------------------
Net assets                                                        $74,778,031

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                          $92,492,827
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (141,593)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (23,387,149)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   5,813,946
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $74,778,031

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value per share ($74,778,031 divided by 3,712,567
shares)                                                                $20.14
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended February 29, 2004

Investment income:
-------------------------------------------------------------------------------
Interest                                                           $5,033,320
-------------------------------------------------------------------------------
Dividends                                                           1,069,886
-------------------------------------------------------------------------------
Securities lending                                                      5,970
-------------------------------------------------------------------------------
Total investment income                                             6,109,176

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      929,310
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        162,222
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             11,103
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,656
-------------------------------------------------------------------------------
Other                                                                 122,694
-------------------------------------------------------------------------------
Total expenses                                                      1,229,985
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (2,543)
-------------------------------------------------------------------------------
Net expenses                                                        1,227,442
-------------------------------------------------------------------------------
Net investment income                                               4,881,734
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    2,177,134
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (30,543)
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                (89,702)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                      1,670
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and credit
default contracts during the year                                  11,911,511
-------------------------------------------------------------------------------
Net gain on investments                                            13,970,070
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $18,851,804
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                  Year ended       Year ended
                                                 February 29      February 28
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $4,881,734       $4,126,267
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                      2,056,889       (8,174,323)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        11,913,181        4,237,293
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        18,851,804          189,237
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                        (4,911,240)      (4,543,767)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           13,940,564       (4,354,530)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                 60,837,467       65,191,997
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of $141,593
and $292,638, respectively)                      $74,778,031      $60,837,467
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning and end of
year                                               3,712,567        3,712,567
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

                                             Year                                                            Year
                                            ended                                                           ended
Per-share                             February 29                    Year ended February 28           February 29
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $16.39          $17.56          $19.81          $24.03          $22.93
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    1.31            1.11            1.17            1.33            1.38
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   3.76           (1.06)          (2.20)          (3.69)           1.81
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        5.07             .05           (1.03)          (2.36)           3.19
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                           (1.32)          (1.22)          (1.22)          (1.58)          (1.73)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                 --              --              --            (.28)           (.36)
------------------------------------------------------------------------------------------------------------------
Total distributions                         (1.32)          (1.22)          (1.22)          (1.86)          (2.09)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $20.14          $16.39          $17.56          $19.81          $24.03
------------------------------------------------------------------------------------------------------------------
Market price,
end of period                              $18.44          $15.73          $16.55          $18.88          $18.75
------------------------------------------------------------------------------------------------------------------
Total return
at market price (%)(b)                      26.26            2.77           (5.95)          11.00           (7.49)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $74,778         $60,837         $65,192         $73,540         $89,214
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.79            1.81            1.78            1.72            1.71
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    7.09            6.75            6.34            6.13            5.89
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      68.16          111.75          116.87           99.42           65.85
------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage services arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
February 29, 2004


Note 1
Significant accounting policies

Putnam High Income Opportunities Trust (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks high current income and capital appreciation by investing principally in a diversified portfolio of fixed-income securities rated below investment-grade and comparable unrated securities. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable holding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 29, 2004, the value of securities loaned amounted to $504,669. The fund received cash collateral of $518,764 which is pooled with collateral of other Putnam funds into 10 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 29, 2004, the fund had a capital loss carryover of $23,370,069 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
----------------------------------
    $1,123,380   February 28, 2009
    12,456,073   February 28, 2010
     9,790,616   February 28, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, dividends payable, defaulted bond interest and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 29, 2004, the fund reclassified $180,551 to decrease distributions in excess of net investment income and $18,134 to increase paid-in-capital, with an increase to accumulated net realized losses of $198,685.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


Unrealized appreciation             $9,535,345
Unrealized depreciation             (3,851,929)
                                  ------------
Net unrealized appreciation          5,683,416
Undistributed ordinary income          486,900
Capital loss carryforward          (23,370,069)
Post-October loss                           --
Cost for federal income
tax purposes                       $69,633,740


Note 2
Management fee, administrative
services, and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 1.10% of the average weekly net assets. The fund also compensates Putnam Management quarterly for administrative services provided based on the average net assets of the fund. Such administrative fees are based on an annual rate of 0.25% of the average weekly net assets of the fund and totaled $172,216 for the year ended February 29, 2004. These amounts are included in Compensation of Manager in the statement of operations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended February 29, 2004, the fund paid PFTC $162,222 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended February 29, 2004, the fund's expenses were reduced by $2,543 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $550, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.


Note 3
Purchases and sales of securities

During the year ended February 29, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $44,294,119 and $46,823,939, respectively. Purchases and sales of U.S. government securities aggregated $22,750 and $22,759, respectively.


Note 4
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.



Federal tax information
(Unaudited)

The fund has designated 18.31% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended February 29, 2004, the fund hereby designates 18.56%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.



Results of October 7, 2003
shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 2003. At the meeting, a proposal to fix the number of Trustees and each of the nominated Trustees was elected, as follows:

                                 Common Shares
                         Votes                Votes
                         For                  Withheld
------------------------------------------------------------------------------
John A. Hill             3,568,349            93,850
Ronald J. Jackson        3,562,841            99,358
Elizabeth T. Kennan      3,567,441            94,758
Robert E. Patterson      3,568,599            93,600
George Putnam, III       3,567,649            94,550

A proposal to declassify the Board of Trustees of the fund was approved as follows:


                                 Common Shares
                         Votes                Votes            Votes
                         For                  Withheld         Against
------------------------------------------------------------------------
                         3,444,204            59,969           158,026


All tabulations are rounded to nearest whole number.



About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of February 29, 2004, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.



Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


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212132  224  4/04



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
February 28, 2003   $34,650     $--             $2,650    $--
February 29, 2004   $36,700     $--             $2,800    $--

For the fiscal years ended February 29, 2004 and February 28, 2003, the fund's independent auditors billed aggregate non-audit fees in
the amounts of $2,800  and           $ 2,650, respectively, to the
fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
February 28, 2003   $--             $--   $--         $--
February 29, 2004   $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
W. Nicholas Thorndike

(b)  Not applicable

Item 6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

 Voting Procedures for Referral Items
-------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 4, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 4, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 4, 2004